UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2013, Causeway Global Absolute Return Fund’s Institutional Class returned -8.2% and the Investor Class returned -8.4%, compared to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index return of 0.04%. During the same period, global equity markets, as represented by the MSCI World Index (“World Index”), returned 10.8%.

Performance Review

Persistent monetary support drove global equities higher during the six month period ended March 31, 2013. Bank of Japan (BoJ) Governor Kuroda pledged to do “whatever it takes” to pull the economy out of deflation in his first Diet testimony, echoing the July 2012 statements of European Central Bank (ECB) President Mario Draghi before he unveiled the Outright Monetary Transactions (OMT) policy. The OMT has been such a powerful tool that the ECB achieved a huge easing in domestic financial conditions without having to buy any bonds. It is important to keep in mind that the OMT is not an unconditional program. Rather, it relies on peripheral countries willing and able to meet the requirements that the ECB imposes in exchange for its support. The BoJ, under the new administration, is attempting to create inflationary expectations to stimulate demand-led growth. The hope is that consumers, accustomed to price deflation, will reverse their longstanding behavior and in short order become profligate in anticipation of rising prices. Such an experiment is unproven and fraught with challenges, especially given the staggeringly high level of Japanese government debt. Japan’s gross debt is approximately 210% of gross domestic product and rising.

Currency exchange rates proved to be a headwind for US dollar-based investors’ overseas assets — the US dollar appreciated dramatically versus the Japanese yen, and to a lesser degree versus the British pound. The best performing developed equity markets this period included Greece, Switzerland, Japan, Australia, and Finland. The biggest laggards included Italy (the only developed equity market in negative territory), Norway, Canada and Israel, as well as one market that is not a World Index constituent but is part of our investable universe: South Korea. The best performing sectors in the World Index were consumer discretionary, financials, healthcare, and industrials. The worst performing sectors were materials, information technology, telecommunication services, and energy.

The Fund’s global long portfolio takes long positions in securities under swap agreements, and the Fund’s global short portfolio takes short positions in securities under swap agreements. Due to several stock-specific detractors, the positions in the global long portfolio underperformed the MSCI World Index during the period. Positions in companies in the software & services, consumer services, transportation, energy, and capital goods industry groups detracted the most from the relative performance of the global long portfolio versus the World Index. Exposures to companies in the materials, diversified financials, telecommunication services, and media industry groups as well as having no exposure to the technology hardware & equipment industry group contributed to relative performance.

2	Causeway Global Absolute Return Fund

The largest individual detractors from absolute performance over the period included global long portfolio positions in for-profit education provider, Apollo Group (United States), money transfer company, Western Union (United States), mail and parcel delivery provider, PostNL (Netherlands), oil & gas exploration & production company, BG Group (United Kingdom), and infrastructure engineer & construction company, Balfour Beatty (United Kingdom). The top individual contributors to absolute performance included financial services exchange, NasdaqOMX (United States), media & publishing company, Reed Elsevier (Netherlands), automobile manufacturer, Toyota Motor (Japan), Barclays Bank (United Kingdom), and energy exploration & production company, Anadarko (United States).

We use a quantitative approach to select securities for the global short portfolio of the Fund. Our quantitative framework seeks to take short positions in stocks that we believe are overvalued and have deteriorating earnings growth dynamics, poor technical price movements, and insolvency risk and/or inferior quality of earnings. During the six month period ended March 31, 2013, only our valuation category of characteristics demonstrated predictive power in identifying underperforming stocks. Our other three categories behaved oppositely to expectations — meaning stocks with poor earnings growth dynamics, poor financial strength, and poor technical price movements all performed strongly during the period.

The global short portfolio’s relative performance difficulties for the period were primarily due to stock selection. We had particular difficulty in North America as stock selection was unfavorable in both the USA and Canada. From an industry group perspective, the biggest detractors were short positions that appreciated within the semiconductors & semiconductor equipment, technology hardware & equipment, materials, and transportation industry groups. From a stock perspective, short positions in BlackRock Inc., Hewlett-Packard, HMS Holdings, and Soho China detracted the most from performance.

Geographically, the Fund benefitted from the global short portfolio’s stock selection in the Euro region, Japan, and Australia. From an industry perspective, attribution effects were beneficial in banks, pharmaceuticals, biotechnology & life sciences, food beverage & tobacco, and the consumer durables & apparel industry groups. At the stock level, short positions in Deutsche Bank, Commerzbank, Whitehaven Coal (Australia), China Unicom (Hong Kong), and E.ON (Germany) benefitted the Fund (as their prices fell).

Significant Portfolio Changes

For the global long portfolio, several new positions were initiated during the period. Some of the more significant new holdings are two integrated energy producers, Royal Dutch Shell (United Kingdom) and BG Group (United Kingdom), Fairfax Financial (Canada), and automobile & truck manufacturer, Daimler (Germany). In addition, we added to several existing positions as their risk-adjusted upside ranked more competitively. Notable increased exposures to existing positions included mobile telecommunication services provider, Vodafone (United Kingdom) and energy services company,

Causeway Global Absolute Return Fund	3

Petrofac (United Kingdom). Reductions in specific positions typically occur because the risk-adjusted expected return no longer ranks competitively relative to other investment candidates. The most significant sales during the period included plant construction engineer, JGC Corp (Japan), low voltage electronics manufacturer, Legrand (France), appliance manufacturer, Whirlpool (United States), auto insurer, Progressive (United States), and automobile manufacturer, Honda Motor (Japan).

For the global short portfolio, we initiated significant short positions in three USA REITs: AvalonBay Communities, Equity Residential, and Digital Realty Trust. In addition, we initiated short positions in Berkshire Hathaway and Old Mutual PLC (UK). During the semiannual period, we closed (or “covered”) significant short positions in Kansai Electric Power (Japan), Procter & Gamble, USA REITs Ventas Inc. and Equity Lifestyle Properties, and Italian life insurer Assicurazioni Generali.

Investment Outlook

Our risk-adjusted ranking of the most attractive global long portfolio candidates indicates a more muted return for developed markets equities in 2013 versus 2012. In addition to scouring industries for laggards with restructuring potential, we are working to position the global long portfolio for any pullback in markets. Our proprietary risk model generates a forecast of the prospective risk, defined as beta (or sensitivity to the benchmark index), of the global long portfolio. We have reduced this prospective beta modestly and can take portfolio prospective beta even lower if this rally leads investors to indiscriminately buy stocks without adequate valuation support.

The current surge in Japanese equities is a consequence of the yen’s decline and the anticipation of aggressive monetary policy from the BoJ. In our opinion, for Japanese equities to sustain their momentum, the country needs deep-seated structural reform, including fiscal and tax reforms, liberalization of trade and labor markets, and de-regulation. Absent meaningful reform that leads to sustainably higher returns on employed capital, today’s Japanese equity market rally may prove to be a warm weekend in a long winter, and again disappoint investors. For the global long portfolio, we remain committed to investing in stocks globally based on valuation and the fundamental underpinnings of companies’ operating profitability. To the extent that we can convince ourselves that management of Japanese companies will improve meaningfully, causing higher returns on capital to accrue to minority shareholders, we will willingly participate. Absent that reform, we will not take the risk of investing in a momentum-led rally that appears unsustainable over the long-term. Instead, we are finding some of the most compelling risk-adjusted opportunities in sectors which have lagged the substantial recovery of global equity markets since bottoming in March 2009. Two sectors where the global long portfolio remains meaningfully overweight compared to the benchmark include energy and industrials.

Regardless of stock markets’ levels, restructuring opportunities invariably appear in our weekly screens. Among other things, we look for newly-hired senior management that is focused on shedding underperforming units and restoring value accretion (generating returns above the cost of capital). As

4	Causeway Global Absolute Return Fund

long as these lagging companies have the financial wherewithal to withstand competitive pressures and pay shareholders with cash dividends, we can wait patiently for the new strategy to take hold. In addition to seeking competitive returns, we strive to manage overall portfolio volatility (defined as the standard deviation of returns). Our primary tool to manage risk comes from portfolio diversification across an array of risk factors. We are confident our investment process, combining fundamental and quantitative analysis, should continue to benefit the global long portfolio over full market cycles.

The quantitatively managed short side of the portfolio is designed to dampen overall portfolio volatility and provide an additional source of return. We continue to monitor over 3,000 stocks for overvaluation, situations where we expect growth to falter, financial stress or accounting gimmickry, and/or unusual price movements. We are finding many opportunities to hedge the long side of the portfolio with attractive downside (short) candidates.

On an aggregate long/short portfolio basis, we continue to maintain a near market-neutral posture, of -4.9% net exposure overall. At the sector level, our largest net biases are to energy and healthcare, where we have significant positive net exposure. Our greatest negative net exposure is to the financials and consumer staples sectors. From a regional perspective, we are net biased towards the United Kingdom, Hong Kong, and the Eurozone and net biased against the United States, Australia, and Canada. Total gross exposure is at 303% (3.03x) as of March 31, 2013, and is consistent with our goal of delivering volatility below equity market volatility.

Additional Portfolio Managers

Effective April 1, 2013, we promoted Foster Corwith and Alessandro Valentini to portfolio manager for the Fund and the investment adviser’s international and global value equity clients. Mr. Corwith is a director of the investment adviser and is responsible for research in the global industrials and consumer sectors. Mr. Corwith joined the firm in July 2006. During the summer of 2005, Mr. Corwith was a research associate at Deutsche Asset Management, where he was responsible for researching consumer staples companies. From 2003 to 2004, Mr. Corwith was a project manager in the Corporate Services group of The Bank of New York, where he oversaw the integration of trading platforms for 200 broker-dealer clients acquired during the firm’s merger with Mellon Financial. From 2001- 2003, Mr. Corwith was an analyst in Credit Suisse First Boston’s prime brokerage unit, where he worked as a liaison between the group’s security lending, technology, and account management groups. From 2000-2001, Mr. Corwith was a management trainee at Donaldson Lufkin & Jenrette, working with the equity research team. Mr. Corwith has an MBA from the University of Chicago, a BA, cum laude, from Tufts University, and is a CFA charterholder.

Alessandro Valentini is a director of the investment adviser and is responsible for research in the in the global health care and financials sectors. Mr. Valentini joined the firm in July 2006. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he

Causeway Global Absolute Return Fund	5

conducted fundamental research for the International Value Fund and the Value Fund, focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York. Mr. Valentini has an MBA from Columbia Business School, with honors, an MA in Economics from Georgetown University and a BS, magna cum laude, from Georgetown University. Mr. Valentini was inducted into the Beta Gamma Sigma honors society, is a Phi Beta Kappa member, and is a CFA charterholder.

We thank you for your continued confidence in Causeway Global Absolute Return Fund, and look forward to serving you in the future.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Kevin Durkin	Conor Muldoon	Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice regarding any stock. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

As of 3/31/13, average annual total returns for the Institutional Class were -7.05% (one year) and 2.16% (since inception), and for the Investor Class were 7.36% (one year) and 1.89% (since inception). Inception was 1/24/11.

6	Causeway Global Absolute Return Fund

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be lower than the performance quoted. Returns greater than one year are average annual total returns. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. All information is as of the date shown. Investment performance reflects contractual fee waivers and reimbursements in effect. In the absence of such fee waivers and reimbursements, total return would be reduced. Contractual fee waivers and reimbursements are in effect until 1/31/14. The expense ratios, as disclosed in the Fund’s prospectus dated January 28, 2013, for Investor Class shares are 2.75% and 2.21% after fee waivers and reimbursements. The expense ratios, as disclosed in the Fund’s prospectus dated January 28, 2013, for Institutional Class shares are 2.52% and 1.96% after fee waivers and reimbursements.

The Fund offers two classes of shares. Investor Class shares charge a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares charge no shareholder service fee. For more information, please see the prospectus.

There is no guarantee that the Causeway Funds will meet their stated objectives. The Funds are available to U.S. investors only. There is a 2% redemption fee on shares held less than 60 days to protect shareholders from short-term investors. If your account incurred a redemption fee, your performance will be lower than the performance quoted. If you invest through a financial intermediary, it may apply the Fund’s redemption fee or other frequent trading restrictions.

Index returns are for illustration only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investing involves risk including loss of principal. In addition to general risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

The Fund is not appropriate for all investors. The Fund uses swap agreements to obtain long and short exposures to securities. Swaps are derivatives which involve the use of leverage, and the Fund uses significant leverage. The use of leverage is speculative and can magnify any losses. Short positions will lose money if the price of the underlying security increases, and losses on shorts are therefore potentially unlimited. The use of swap agreements involves significant swap expenses including financing charges and transaction costs which will reduce investment returns and increase investment losses. The Fund risks loss of the amount due under a swap agreement if the counterparty defaults. The Fund currently enters into swap agreements primarily with one counterparty, focusing its exposure to the credit risk of that counterparty. Swap agreements involve liquidity risks since the Fund may not be able to exit security exposures immediately, particularly during periods of market turmoil. The Fund settles swap agreements at least monthly which can cause it to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates. While the total dollar amounts of long and short exposures are expected to be approximately equal, the global long portfolio and the global short portfolio will be managed using different styles and, as a result, will have exposures that will not be hedged. This is not a complete list of the Fund’s risks. See the Fund’s prospectus for additional information on risks.

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-866-947-7000 or viewed and downloaded at www.causewayfunds.com. Read it carefully before investing.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from, the rebalancing date. The Treasury Bills comprising the Index are guaranteed by the U.S. government as to the timely payment of interest and principal. The Fund will primarily be exposed to equity securities, which are not guaranteed.

BofA Merrill Lynch has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the BofA Merrill Lynch data or use it as a basis for other indices or investment products.

Causeway Global Absolute Return Fund	7

SCHEDULE OF INVESTMENTS (000)*

March 31, 2013 (Unaudited)

Causeway Global Absolute Return Fund	Number of Shares	Value
SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.050% **,1	45,130,690	$45,131

Total Short-Term Investment
(Cost $ 45,131) — 99.0%		45,131

Total Investment — 99.0%
(Cost $ 45,131)		45,131

Other Assets in Excess of Liabilities — 1.0%		441

Net Assets — 100.0%		$45,572

A summary of outstanding total return swap agreements held by the Fund at March 31, 2013, is as follows:

Counterparty	Reference Entity/ Obligation	Fixed payments paid	Total Return received or paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Long Positions
Morgan Stanley	Canada Custom Basket of Securities	Long: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	1/25/2014	$2,608	$—

Morgan Stanley	United Kingdom Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.35%	Total Return of the basket of securities	1/25/2014	4,282	31

Morgan Stanley	Hong Kong Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	1/25/2014	2,565	23

Morgan Stanley	Europe Custom Basket of Securities (Local)	Long: EONIA-1 day + 0.55% Short: EONIA-1 day – 0.40% to EONIA-1 day – 2.00%	Total Return of the basket of securities	1/25/2014	1,033	—

Morgan Stanley	United States Custom Basket of Long Securities	Long: Fed Funds-1 day + 0.50%	Total Return of the basket of securities	1/25/2014	27,858	67

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2013 (Unaudited)

Counterparty	Reference Entity/ Obligation	Fixed payments paid	Total Return received or paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Short Positions
Morgan Stanley	Europe Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 0.50%	Total Return of the basket of securities	1/25/2014	$(1,262)	$—

Morgan Stanley	Japan Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 0.88%	Total Return of the basket of securities	1/25/2014	(948)	12

Morgan Stanley	Australia Custom Basket of Securities	Short: Fed Funds-1 day – 0.50% to Fed Funds-1 day – 1.17%	Total Return of the basket of securities	1/25/2014	(2,598)	(9)

Morgan Stanley	Singapore Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50% to Fed Funds – 3.50%	Total Return of the basket of securities	1/25/2014	(82)	—

Morgan Stanley	Canada Custom Basket of Securities	Short: Fed Funds-1 day – 0.35%	Total Return of the basket of securities	1/25/2014	(2,123)	(7)

Morgan Stanley	United States Custom Basket of Short Securities	Short: Fed Funds-1 day – 0.35% to Fed Funds-1 day – 5.44%	Total Return of the basket of securities	1/25/2014	(33,849)	(82)

						$35

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2013.
1	Of this investment, $30,730 was pledged and segregated with the custodian as collateral for outstanding total return swap agreements.
2	The net notional amount is the sum of long and short positions. The gross notional amount of long positions and short positions at the volume of activity March 31, 2013 is $38,346 and $(40,862), respectively. The gross notional amounts are representative of during the six months ended March 31, 2013.

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	9

SECTOR DIVERSIFICATION

As of March 31, 2013, the sector diversification was as follows (Unaudited):

Causeway Global Absolute Return Fund	% of Net Assets
Short-Term Investment	99.0%

Other Assets in Excess of Liabilities	1.0

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Absolute Return Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

3/31/13
ASSETS:
Investment at Value (Cost $45,131)	$45,131
Receivable Due from Swap Counterparty	1,988
Receivable for Fund Shares Sold	473
Unrealized Appreciation on Total Return Swaps	133
Prepaid Expenses	16

Total Assets	47,741

LIABILITIES:
Payable Due to Swap Counterparty	1,770
Payable for Fund Shares Redeemed	188
Unrealized Depreciation on Total Return Swaps	98
Payable Due to Adviser	47
Payable for Shareholder Services Fees — Investor Class	10
Payable due to Administrator	3
Payable for Trustees’ Fees	3
Other Accrued Expenses	50

Total Liabilities	2,169

Net Assets	$45,572

NET ASSETS:
Paid-in-Capital (unlimited authorization — no par value)	$51,140
Distributions in Excess of Net Investment Income	(498)
Accumulated Net Realized Loss on Swap Contracts	(5,105)
Net Unrealized Appreciation on Swap Contracts	35

Net Assets	$45,572

Net Asset Value Per Share (based on net assets of $20,397,450 ÷ 2,077,275 shares) — Institutional Class	$9.82

Net Asset Value Per Share (based on net assets of $25,174,747 ÷ 2,571,508 shares) — Investor Class	$9.79

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	11

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

10/01/12 to 3/31/13
INVESTMENT INCOME:
Interest	$17

Total Investment Income	17

EXPENSES:
Investment Advisory Fees	410
Transfer Agent Fees	37
Shareholder Service Fees — Investor Class	36
Professional Fees	22
Administration Fees	20
Registration Fees	15
Printing Fees	9
Trustees’ Fees	4
Custodian Fees	3
Pricing Fees	1
Other Fees	3

Total Expenses	560

LESS:
Waiver of Investment Advisory Fees	(46)

Net Expenses	514

Net Investment Loss	(497)

Net Realized and Unrealized Gain (Loss) on Swap Contracts:
Net Realized Loss from Swap Contracts	(4,983)
Net Change in Unrealized Appreciation on Swap Contracts	70

Net Realized and Unrealized Loss on Swap Contracts	(4,913)

Net Decrease in Net Assets Resulting from Operations	$(5,410)

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Absolute Return Fund

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

	10/1/12 to 3/31/13 (Unaudited)	10/1/11 to 9/30/12 (Audited)
OPERATIONS:
Net Investment Loss	$(497)	$(719)
Net Realized Gain (Loss) from Swap Contracts	(4,983)	3,054
Net Change in Unrealized Appreciation (Depreciation) on Swap Contracts	70	(18)

Net Increase (Decrease) in Net Assets Resulting From Operations	(5,410)	2,317

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(871)	(125)
Investor Class	(766)	(76)

Total Dividends from Net Investment Income	(1,637)	(201)
Distributions from Net Capital Gains:
Institutional Class	—	(378)
Investor Class	—	(245)

Total Distributions from Net Capital Gains	—	(623)

Total Dividends and Distributions to Shareholders	(1,637)	(824)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	(10,509)	47,330
Redemption Fees(2)	3	3

Total Increase (Decrease) in Net Assets	(17,553)	48,826

NET ASSETS:
Beginning of Period	63,125	14,299

End of Period	$45,572	$63,125

Undistributed (Distributions in Excess of) Net Investment Income	$(498)	$1,636

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	13

FINANCIAL HIGHLIGHTS

For the six months ended March 31, 2013 (Unaudited) and the periods ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Loss ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL ABSOLUTE RETURN FUND†
Institutional
2013(2)	10.99	(0.09)	(0.80)	(0.89)	(0.28)	—	(0.28)	—
2012	10.31	(0.19)	1.28	1.09	(0.10)	(0.31)	(0.41)	—
2011(1)(2)	10.00	(0.12)	0.43	0.31	—	—	—	—
Investor
2013(2)	10.96	(0.10)	(0.81)	(0.91)	(0.26)	—	(0.26)	—
2012	10.29	(0.21)	1.28	1.07	(0.09)	(0.31)	(0.40)	—
2011(1)(2)	10.00	(0.15)	0.44	0.29	—	—	—	—

(1)	Commenced operations on January 24, 2011.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method.

Amounts designated as ”—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Absolute Return Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Loss to Average Net Assets (%)	Portfolio Turnover Rate (%)

9.82	(8.15)	20,397	1.75	1.92	(1.69)	—
10.99	10.65	30,986	1.82	2.31	(1.75)	—
10.31	3.10	11,444	1.85	3.51	(1.77)	—

9.79	(8.37)	25,175	2.00	2.17	(1.94)	—
10.96	10.50	32,139	2.07	2.54	(1.99)	—
10.29	2.90	2,855	2.10	3.33	(2.06)	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Global Absolute Return Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund commenced operations on January 24, 2011. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Over-the-counter financial derivative instruments, such as swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs, or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations.

Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)), or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities and derivative contracts for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price; or the security is a swap agreement that is not publicly traded. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into

16	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2013:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Short-Term Investment	$45,131	$—	$—	$45,131

Total Investments in Securities	$45,131	$—	$—	$45,131

Other Financial Instruments – Assets	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Total Return Swaps	$—	$133	$—	$133

Total Other Financial Instruments – Assets	$—	$133	$—	$133

Other Financial Instruments – Liabilities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Total Return Swaps	$—	$(98)	$—	$(98)

Total Other Financial Instruments – Liabilities	$—	$(98)	$—	$(98)

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the Fund there were no transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the six-months ended March 31, 2013, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no

Causeway Global Absolute Return Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely- than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six-months ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Swap Agreements – Under a swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers. In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value will reflect any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”).

Swap Agreements and Leverage – Normally, the Fund’s assets (other than the swap agreements) will be directly invested primarily in money market instruments and U.S. Treasury securities that will be used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses

18	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six-months ended March 31, 2013, the Fund retained $2,908 in redemption fees.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.50% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2014 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.75% of Institutional Class and Investor Class average daily net assets. For the six-months ended March 31, 2013, the Adviser waived $45,925.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $40,000. If the Fund has three or more share classes, it shall be subject to an additional minimum fee of $20,000 per additional share class (over two).

Causeway Global Absolute Return Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six-months ended March 31, 2013, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2013, approximately $5.239 million of net assets were held by affiliated investors.

4.	Investment Transactions

During the six-months ended March 31, 2013, there were no security purchases or sales, other than short-term investments.

5.	Derivatives and Risks of Investing

A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant. By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to close out a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty closing the position.

The use of derivative contracts exposes an investor to various market risks. The Fund’s investment in total return equity swap agreements exposed the Fund to equity risk for the period ended March 31, 2013. Equity risk is the risk that the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which the Fund has short exposure is rising. The fair value, if any, of the total return equity swap agreements as of March 31, 2013 is reported on the Statement of Assets and Liabilities. The related change in unrealized and realized gains or losses for the reporting period is reported on the Statement of Operations.

The Fund currently expects to settle swap agreements at least monthly, and may do so more frequently, which will cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The Fund currently has entered into swap agreements with a single counterparty, focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund intends, however, to

20	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

settle swap agreements at least monthly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of March 31, 2013 the Fund’s swap agreements were with one counterparty.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2012, and September 30, 2011 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2012	$824	$—	$824
2011	—	—	—

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,636
Unrealized Depreciation	(35)
Post October Losses	(122)

Total Distributable Earnings	$1,479

Post-October losses represents losses realized on securities transactions from November 1, 2011 through September 30, 2012 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in

Causeway Global Absolute Return Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At March 31, 2013, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$45,131	$—	$—	$—

7.	Capital Shares Issued and Redeemed (000)

	Six-Month Period Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,453	$14,587	1,772	$19,273
Shares Issued in Reinvestment of Dividends and Distributions	81	818	47	502
Shares Redeemed	(2,276)	(22,440)	(110)	(1,179)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	(742)	(7,035)	1,709	18,596

Investor Class
Shares Sold	662	6,758	3,441	37,172
Shares Issued in Reinvestment of Dividends and Distributions	57	574	29	311
Shares Redeemed	(1,081)	(10,806)	(814)	(8,749)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(362)	(3,474)	2,656	28,734

Increase (Decrease) in Shares Outstanding from Capital Share Transactions	(1,104)	$(10,509)	4,365	$47,330

8.	Significant Shareholder Concentration

As of March 31, 2013, two of the Fund’s shareholders owned 26% of net assets in the Institutional Class.

9.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities.” The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. Management has evaluated the implications of this update and does not believe the adoption will have a material impact on the financial statements.

22	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway Global Absolute Return Fund	23

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

24	Causeway Global Absolute Return Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Absolute Return Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$918.50	1.75%	$8.36

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,016.22	1.75%	$8.79

Actual Portfolio Return
Investor Class	$1,000.00	$916.30	2.00%	$9.56

Hypothetical 5% Return
Investor Class	$1,000.00	$1,014.96	2.00%	$10.05

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Causeway Global Absolute Return Fund	25

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION :

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2013

By	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: June 7, 2013